Dreyfus
Asset Allocation
Fund, Inc.
Annual Report

April 30, 1998

Dreyfus Asset Allocation Fund, Inc.
------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to provide you with this report for Dreyfus Asset Allocation Fund, Inc. for the 12-month period ended April 30, 1998. Your Fund produced a total return of 34.33%,* which compares to a total return of 41.06% for the Standard & Poor's 500 Composite Stock Price Index (the S&P 500),** which is made up entirely of common stocks, and 10.91% for the Lehman Brothers Aggregate Bond Index.*** A more accurate measure of the performance of the Fund is against a special customized blended index which, like the Fund, is composed of bonds and cash equivalents as well as stocks. This benchmark index had a total return of 26.66% during the same period.+

ECONOMIC REVIEW

   Although real Gross Domestic Product (GDP) sustained a growth trend approaching 4% into the first quarter, incoming evidence suggests a shift to somewhat slower economic growth in coming months. Aggregate profit margins already have begun to narrow in some sectors. The conflicting pressures of a softening economy and a still tightening labor market have kept the Federal Reserve Board in neutral, although a bias favoring higher policy rates was resumed recently. Market interest rates have likewise stayed within a narrow range in recent months.

   While manufacturing has turned appreciably sluggish since year-end, this was overshadowed in the first quarter by a strong rebound in domestic demand. The industrial sector has been slowed by the strong dollar and by weak exports. However, with Asian economies still in turmoil, competition from Asian-made imports has emerged only gradually. The first quarter rebound in domestic demand was fueled primarily by strong housing market conditions and rising real household incomes, but additionally by several short-lived influences.

   Rising real wages that have been such a boon to consumers in recent months may also be taking a toll on corporate profit margins. The first sign of profit pressure was seen last year as the dollar strengthened. This year, profit margins have eroded further due to weak exports and falling prices in some sectors. Accelerating wage growth that is apparent alongside limited pricing power may also prove a harbinger of profit margin erosion. Hence, a shift to slower economic growth that coexists with rising wage pressures creates a further risk to overall profit growth.

   The above pressures have kept Fed policy unchanged until now. However, we believe that policy makers are more concerned about wage growth than economic strains, as evidenced by a recent shift towards a tightening bias. Although long-term bond yields were below year-ago levels at the end of April, substantially lower yields have proven difficult to attain in the absence of lower short-term rates. This too could restrain the economic growth rate.

MARKET OVERVIEW--STOCKS

   Equity prices during recent months continued to display considerable volatility, most of the time on the upside. Last November, the markets were still trying to recover from the financial crisis in Asia. As the months went by, however, the U.S. equity markets rebounded from that severe blow.

   Early in the New Year, there were temporary setbacks due to worries about inflation and concern about the corporate profit outlook. By midwinter, however, the markets resumed their upward surge, which continued almost unbroken until interest rate jitters struck again in late April. This time the cause was a press report that the Fed was going to tilt its policy toward tightening credit.

   As it turned out, even that scare was short-lived and, as the month of May began, stock prices set new records once again, especially the stocks of the large-capitalized corporations.

   Despite the impressive gains in the broad market averages, it was not a market that would allow investors simply to sit back and relax. Some commentators had begun to refer to it as the "bubble market," a market that could inflate to record heights one week, yet the next week could be deflated just as quickly by unexpected national, international and corporate news.

   Now that most first-quarter corporate profits have been reported, it is apparent that the quarter saw a slowdown in total profits. While some analysts believe there could be an increase in the growth of earnings in the second quarter and beyond, many skeptics believe such possible increases to be overoptimistic. The skeptics have cited several factors:

   * possible delayed reaction to the collapse of Asian markets;

   * the ever-present possibility that the Fed could still raise interest rates;

   * the approaching shadow of the midterm elections next fall, with all the political acrimony they could bring.

   There was also the risk that Fed Chairman Greenspan might once again warn against excessive enthusiasm in the equity markets, as he did in late 1996 when he spoke of "irrational exuberance."

   In this atmosphere, wary investors were as quick to sell as to buy, depending on the ebb and flow of economic and political news. Volatility, it appeared, was a condition the markets would need to live with for some time to come, in rising as well as in falling markets.

MARKET OVERVIEW--BONDS

   Last fall, the U.S. bond market experienced a "flight to quality" as global equity markets attempted to stabilize after sharp corrections caused by the troubles in Asia. Investors in search of a safe haven bid the yield on the 10-year Treasury note down to 5.375% by mid-January. It was about this time that equity markets around the world began to stabilize and the bond market moved into a trading range, with the 10-year Treasury note trading between 5.40% and 5.80% for the remainder of the reporting period.

   Continued good news on the inflation front has enabled investors to shake off strong employment reports and support the market. Even though labor markets are perceived as being tight and overall economic growth remains strong, the yield curve flattened slightly during the reporting period. This suggested that investors expect the Federal Reserve to hold off any credit tightening for now, in spite of the recent pressures.

PORTFOLIO FOCUS

   There are basically three decision levels for the Dreyfus Asset Allocation Fund: the asset allocation, the equity holdings, and the fixed income holdings:

Asset Allocation

   The Fund generally maintained an equity allocation close to the top of the permitted range during most of the past year. We believed that the investment environment for the stock market remained positive and wanted to maximize the Fund's participation in this asset class. In October and again in March, we reduced the equity allocation to a more neutral exposure based primarily on a view that stock market valuations are extended along with a less favorable outlook for corporate profits. We do not believe an equity bear market is imminent, but merely that the return on equities going forward is more likely to be in line with historical averages and comparable to that of fixed-income investments. We increased the allocation to bonds and cash to a neutral weight from an underweight position when we reduced our equity exposure. This asset allocation strategy was a positive addition to performance results.

Equity Holdings

   Equity investment results benefited from being overweight in industries such as oil services, cement, retail drug stores and railroads. Specific holdings that added to results are Cooper Cameron, Coflexip SA, Lone Star Industries, Southdown, CVS, Rite Aid and Kansas City Southern Industries. Relative performance results were penalized by holdings including Fruit of the Loom Cl.A, La Quinta Inns, and OMI Corp.

Fixed Income Holdings

   The fixed income portfolio was positioned with duration at times moderately longer than the Lehman Brothers Aggregate Bond Index benchmark and at times moderately shorter. The timing of these moves on balance added to the Fund's returns. The Fund also benefited from an allocation to several convertible bonds, high yield securities, and mortgage related securities. The allocation to corporate bonds had a near neutral impact on performance.

   As always, our objective is to maximize total return of the Fund through asset allocation and management of the equity, fixed income, and cash portions of the Fund. It is both an honor and a pleasure to be managing your investment assets.

                                   Sincerely,

                                   /s/ Kevin M. McClintock

                                   Kevin M. McClintock
                                   Senior Portfolio Manager
                                   Dreyfus Asset Allocation Fund, Inc.

May 18, 1998
New York, N.Y.

  * Total return includes reinvestment of dividends and any capital gains paid.

 ** SOURCE: LIPPER ANALYTICAL SERVICES, INC.--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

*** SOURCE: LEHMAN BROTHERS--The Lehman Brothers Aggregate Bond Index is a widely accepted unmanaged index of corporate, government and government agency debt instruments, mortgage-backed securities and asset-backed securities. Reflects reinvestment of dividends and capital gains.

  + The Customized Blended Index has been prepared by the Fund and is intended to be a more accurate comparison to its general portfolio composition than the Standard & Poor's 500 Composite Stock Price Index alone. We have combined the performance of unmanaged indices that reflect benchmark percentages with respect to each asset class in which the Fund invests as described in its Prospectus: 55% equity securities, 35% fixed-income securities, and 10% short-term money market instruments. The Customized Blended Index combines returns from the Standard & Poor's 500 Composite Stock Price Index, the Lehman Brothers Aggregate Bond Index, and the Bank Rate Monitor Index of money market returns and is weighted to the benchmark percentages.

Dreyfus Asset Allocation Fund, Inc.                              April 30, 1998
-------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS ASSET ALLOCATION
  FUND, INC. WITH THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX AND A
                             CUSTOMIZED BLENDED INDEX

                                     Dollars

$27,598
Standard & Poor's 500
Composite Stock
Price Index*

$20,878
Dreyfus Asset Allocation
Fund, Inc.

$20,113
Customized
Blended Index**


*  Source: Lipper Analytical Services, Inc.

** Source: Lipper Analytical Services, Inc., Lehman Brothers and Bank Rate
Monitor

Average Annual Total Returns
-----------------------------------------------------------------------------

                   One Year Ended              From Inception (7/1/93)
                   April 30, 1998                 to April 30, 1998
                   --------------              -----------------------
                       34.33%                          16.46%
--------------
Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Dreyfus Asset
Allocation Fund, Inc. on 7/1/93 (Inception Date) to a $10,000 investment made on that date in the Standard & Poor's 500 Composite Stock Price Index, as well as to a Customized Blended Index reflecting the Portfolio's benchmark percentage allocations. For comparative purposes, the value of each Index on 6/30/93 is used as the beginning value on 7/1/93. The Customized Blended Index is calculated on a year to year basis. All dividends and capital gain distributions are reinvested.

The Fund allocates your money among stocks, fixed-income securities and money market instruments. The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance which does not take into account charges, fees and other expenses. The Customized Blended Index has been prepared by the Fund for purposes of more accurate comparison to the Fund's general portfolio composition. We have combined the performance of unmanaged indices reflecting the benchmark percentages set forth in the Prospectus: 55% common stocks, 35% fixed-income securities and 10% money market instruments. The benchmark percentages represent the asset mix that The Dreyfus Corporation would expect to maintain where its assessment of economic conditions and investment opportunities indicate that the financial markets are fairly valued in relation to each other. The Customized Blended Index combines returns from The Standard & Poor's 500 Composite Stock Price Index, the Lehman Brothers Aggregate Bond Index and the Bank Rate Monitor Index of money market returns, and is weighted to the aforementioned benchmark percentages. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Dreyfus Asset Allocation Fund, Inc.
------------------------------------------------------------------------------
Statement of Investments                                        April 30, 1998

                                                                                     Principal
Bond and Notes--19.5%                                                                 Amount           Value
-------------------------------------------------------------------------------     -----------     -----------
      Commercial Mortgage--3.1%   GMAC Commercial Mortgage Securities,
                                    Commercial Mortgage Pass-Through Ctfs.,
                                    Ser. 1996-C1, Cl. E, 7.86%, 2006...........     $ 1,000,000     $ 1,000,938
                                  Nomura Asset Securities,
                                    Commercial Mortgage Pass-Through Ctfs.,
                                    Ser. 1998-D6, Cl. A4, 7.349%, 2028.........       2,000,000       1,979,688
                                                                                                    -----------
                                                                                                      2,980,626
                                                                                                    -----------
                Financial--5.6%   Hyatt Equities, Notes,
                                    6.80%, 2000................................         500,000 (b)     507,263
                                  IBJ Preferred Capital, Bonds,
                                    8.79%, 2049................................       2,000,000 (b)   1,899,654
                                  Presidential Life, Sr. Notes,
                                    9.50%, 2000................................         850,000         873,405
                                  Sumitomo Bank Treasury, Bonds,
                                    9.40%, 2049................................       2,000,000 (b)   2,033,958
                                                                                                    -----------
                                                                                                      5,314,280
                                                                                                    -----------

               Industrial--2.3%   Dual Drilling, Sr. Sub. Notes,
                                    9.875%, 2004...............................         500,000         535,000
                                  Philip Morris Cos., Notes,
                                    6.95%, 2006................................         500,000         515,090
                                  Xerox, Sub Deb.,
                                    Zero Coupon, 2018..........................       1,800,000 (b)   1,080,000
                                                                                                    -----------
                                                                                                      2,130,090
                                                                                                    -----------

    Residential Mortgage--2.2%    Norwest Asset Securities,
                                    Mortgage Pass-Through Ctfs.:
                                       Ser. 1997-11, B-2, 7%, 2027.............         523,411         515,233
                                       Ser. 1997-11, B-3, 7%, 2027.............         747,872 (b)     695,287
                                       Ser. 1998-13, B-4, 6.25%, 2028..........         750,000 (d)     676,640
                                       Ser. 1998-13, B-5, 6.25%, 2028..........         250,000 (b,d)   188,750
                                                                                                    -----------
                                                                                                      2,075,910
                                                                                                    -----------

               Utilities--1.7%    Indiantown Cogeneration, L.P., First Mortgage,
                                    Ser. A-10, 9.77%, 2020.....................       1,000,000       1,214,761
                                  Korea Electric Power, Deb.,
                                    7.75%, 2013................................         500,000         431,985
                                                                                                    -----------
                                                                                                      1,646,746
                                                                                                    -----------

             U.S. Government &
                 Agencies--4.6%   Federal Home Loan Mortgage,
                                    6.50%, 3/1/2028............................       2,000,000 (d)   1,980,000
                                  Federal Home Loan Mortgage, REMIC,
                                    Multiclass Mortgage Participation Ctfs.,
                                    Ser. 1999, Cl. PW, 7%, 8/15/2026...........       3,755,714 (a)     881,419
                                  Federal National Mortgage Association,
                                    9%, 8/1/2026...............................         589,588         624,964

Dreyfus Asset Allocation Fund, Inc.
------------------------------------------------------------------------------
Statement of Investments (continued)                            April 30, 1998

                                                                                     Principal
Bond and Notes (continued)                                                            Amount           Value
-------------------------------------------------------------------------------     -----------     -----------
             U.S. Government &
          Agencies (continued)    Federal National Mortgage Association REMIC Trust,
                                    Gtd. Pass-Through Ctfs.:
                                       Ser. 1993-86, Cl. HA, 9.64%, 6/25/2008..     $ 1,000,000 (a) $   473,224
                                       Ser. 1997-40, Cl. PF, 7%, 12/18/2026....       1,000,000 (a)     410,090
                                                                                                    -----------
                                                                                                      4,369,697
                                                                                                    -----------
                                  TOTAL BONDS AND NOTES
                                   (cost $18,398,894).........................                      $18,517,349
                                                                                                    -----------
                                                                                                    -----------


Common Stocks--71.1%                                                                  Shares
------------------------------------------------------------------------------      -----------

    Consumer Non-durables--6.2%   Dreyer's Grand Ice Cream......................         85,600     $ 2,161,400
                                  Philip Morris Cos.............................         29,900       1,115,644
                                  Ralcorp Holdings..............................         50,000 (e)     993,750
                                  Ralston-Purina Group..........................         15,000       1,590,000
                                                                                                    -----------
                                                                                                      5,860,794
                                                                                                    -----------

        Consumer Services--2.1%   Scandinavian Broadcasting System..............         55,000 (e)   1,746,250
                                  Spanish Broadcasting System (Warrants)........          1,000 (b)     205,000
                                                                                                    -----------
                                                                                                      1,951,250
                                                                                                    -----------

   Electronic Technology--11.9%   Intel.........................................         16,300       1,317,244
                                  Novellus Systems..............................         55,000 (e)   2,633,125
                                  PRI Automation................................         78,000 (e)   2,086,500
                                  Quantum.......................................         95,000 (e)   2,232,500
                                  Texas Instruments.............................         47,000 (c)   3,010,937
                                                                                                    -----------
                                                                                                     11,280,306
                                                                                                    -----------

                  Finance--4.9%   BankBoston....................................          8,000         863,500
                                  Bankers Trust NY..............................          7,000         903,875
                                  Fleet Financial Group.........................         10,500         906,937
                                  Wells Fargo...................................          5,300       1,953,050
                                                                                                    -----------
                                                                                                      4,627,362
                                                                                                    -----------

          Health Services--1.1%   IDX Systems...................................         25,000 (e)   1,089,063
                                                                                                    -----------

       Health Technology--11.7%   American Home Products........................         20,000       1,862,500
                                  Biogen........................................         33,000 (e)   1,464,375
                                  Genzyme--General Division.....................         75,000 (e)   2,320,313
                                  Gilead Sciences...............................         65,000 (e)   2,470,000
                                  Pharmacyclics.................................         45,000 (e)   1,220,625
                                  SmithKline Beecham A.D.S......................         30,000       1,786,875
                                                                                                    -----------
                                                                                                     11,124,688
                                                                                                    -----------


Dreyfus Asset Allocation Fund, Inc.
------------------------------------------------------------------------------
Statement of Investments (continued)                            April 30, 1998

Common Stocks (continued)                                                             Shares           Value
-------------------------------------------------------------------------------     -----------     -----------
      Industrial Services--8.1%   Cooper Cameron................................         36,000 (e) $ 2,391,750
                                  ENSCO International...........................         60,000       1,695,000
                                  U.S.A. Waste Service..........................         35,000 (e)   1,717,187
                                  Waste Management..............................         55,000       1,842,500
                                                                                                    -----------
                                                                                                      7,646,437
                                                                                                    -----------

      Non-Energy Minerals--3.6%   Aluminum Co. of America.......................         23,000       1,782,500
                                  Phelps Dodge..................................         25,000       1,678,125
                                                                                                    -----------
                                                                                                      3,460,625
                                                                                                    -----------

   Producer Manufacturing--5.9%   Harsco........................................         40,000       1,840,000
                                  MagneTek......................................         95,000 (e)   1,870,313
                                  Xerox.........................................         17,000       1,929,500
                                                                                                    -----------
                                                                                                      5,639,813
                                                                                                    -----------

             Retail Trade--4.2%   American Stores...............................         70,000       1,680,000
                                  Rite Aid......................................         72,000       2,313,000
                                                                                                    -----------
                                                                                                      3,993,000
                                                                                                    -----------

           Transportation--9.3%   Kansas City Southern Industries...............         89,000       4,021,688
                                  OMI...........................................        145,000 (e)   1,395,625
                                  Teekay Shipping...............................         47,000       1,445,250
                                  Union Pacific.................................         35,000       1,916,250
                                                                                                    -----------
                                                                                                      8,778,813
                                                                                                    -----------

                Utilities--2.1%   AES...........................................         36,600 (e)   2,019,862
                                                                                                    -----------
                                  TOTAL COMMON STOCKS
                                    (cost $60,068,451).........................          36,600     $67,472,013
                                                                                                    -----------
                                                                                                    -----------

Convertible Preferred Stocks--6.3%
-------------------------------------------------------------------------------
              Energy Minerals:    Sanwa Fin., 1.25% (Units)....................             130 (b) $ 2,845,430
                                  Union Pacific Cap. Trust, 6.25%..............          60,000 (b)   3,142,500
                                                                                                    -----------
                                  TOTAL CONVERTIBLE PREFERRED STOCKS
                                    (cost $6,104,848)..........................                     $ 5,987,930
                                                                                                    -----------
                                                                                                    -----------
Preferred Stocks--1.9%
-------------------------------------------------------------------------------
            Consumer Services;    Spanish Broadcasting System
                                    (cost $1,600,418)..........................           1,677 (b) $ 1,761,457
                                                                                                    -----------
                                                                                                    -----------

Dreyfus Asset Allocation Fund, Inc.
------------------------------------------------------------------------------
Statement of Investments (continued)                            April 30, 1998

                                                                                     Principal
Short-Term Investments--5.6%                                                          Amount           Value
-------------------------------------------------------------------------------     -----------     -----------
          U.S. Treasury Bills:   4.95%, 5/28/98................................     $   170,000 (f) $   169,419
                                 4.89%, 7/2/98.................................         416,000 (f)     412,531
                                 4.87%, 7/23/98................................       4,553,000       4,502,188
                                 4.90%, 7/30/98................................         273,000         269,688
                                                                                                    -----------
                                 TOTAL SHORT-TERM INVESTMENTS
                                    (cost $5,353,166)..........................                     $ 5,353,826
                                                                                                    -----------
                                                                                                    -----------

TOTAL INVESTMENTS (cost $91,525,777)...........................................          104.4%     $99,092,575
                                                                                         ------     -----------
                                                                                         ------     -----------

LIABILITIES, LESS CASH AND RECEIVABLES.........................................           (4.4%)    $(4,196,247)
                                                                                         ------     -----------
                                                                                         ------     -----------

NET ASSETS.....................................................................          100.0%     $94,896,328
                                                                                         ------     -----------
                                                                                         ------     -----------


Notes to Statement of Investments:
------------------------------------------------------------------------------

(a) Notional face amount shown. Interest only obligation.

(b) Securities  exempt from  registration  under Rule 144A of the Securities
    Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 1998, these securities amounted to $14,359,299 or approximately 15.1% of net assets.

(c) Held by the custodian in a segregated account as collateral for securities purchased on a forward commitment basis.

(d) Purchased on a forward commitment basis.

(e) Non-income producing.

(f) Held by the custodian in a segregated account as collateral for open financial futures positions.



Statement of Financial Futures                                   April 30, 1998
-------------------------------------------------------------------------------

                                                                   Market Value                      Unrealized
                                                                     Covered                       (Depreciation)
                                                     Contracts     by Contracts      Expiration      at 4/30/98
                                                     --------      ------------      ----------     ------------
30 Year U.S. Treasury Bond (long)................       14         $ 1,683,063        June '98       $ (12,359)
S & P 500 (short)................................       36          10,072,800        June '98        (331,176)
5 Year U.S. Treasury Notes (short)...............        7             762,234        June '98            (984)
                                                                                                     ---------
                                                                                                     $(344,519)
                                                                                                     ---------
                                                                                                     ---------

                       See notes to financial statements.

Dreyfus Asset Allocation Fund, Inc.
------------------------------------------------------------------------------
Statement of Assets and Liabilities                             April 30, 1998

                                                                                        Cost            Value
                                                                                    -----------     -----------
ASSETS:                       Investments in securities--See Statement of
                                 Investments...................................     $91,525,777     $99,092,575
                              Cash.............................................                         492,830
                              Dividends and interest receivable................                         306,654
                              Net unrealized appreciation on forward currency
                                exchange contracts--Note 4(a)..................                         120,705
                              Receivable for shares of Common Stock
                                 subscribed....................................                           1,500
                              Prepaid expenses.................................                           6,476
                                                                                                    -----------
                                                                                                    100,020,740
                                                                                                    -----------

LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                          77,422
                              Due to Distributor...............................                          19,274
                              Payable for investment securities purchased......                       4,768,081
                              Payable for futures variation margin--Note 4(a)..                        183,991
                              Payable for shares of Common Stock redeemed......                          15,297
                              Accrued expenses.................................                          60,347
                                                                                                    -----------
                                                                                                      5,124,412
                                                                                                    -----------

NET ASSETS.....................................................................                     $94,896,328
                                                                                                    -----------
                                                                                                    -----------

REPRESENTED BY:               Paid-in capital..................................                     $80,807,483
                              Accumulated undistributed investment income--net.                         432,228
                              Accumulated net realized gain (loss) on
                                investments....................................                       6,313,633
                              Accumulated net unrealized appreciation
                                (depreciation) on investments [including
                                ($344,519) net unrealized (depreciation) on
                                financial futures]--Note 4(b)..................                       7,342,984
                                                                                                    -----------

NET ASSETS.....................................................................                     $94,896,328
                                                                                                    -----------
                                                                                                    -----------
SHARES OUTSTANDING
(300 million shares of $.001 par value Common Stock authorized)................                       6,124,861

NET ASSET VALUE, offering and redemption price per share.......................                          $15.49
                                                                                                         ------
                                                                                                         ------


                       See notes to financial statements.

Dreyfus Asset Allocation Fund, Inc.
------------------------------------------------------------------------------
Statement of Operations                              Year Ended April 30, 1998

INVESTMENT INCOME

INCOME:                       Interest..........................................      $ 1,337,380
                              Cash dividends (net of $4,536 foreign taxes
                                withheld at source).............................          880,095
                                                                                      -----------
                                Total Income....................................                            $ 2,217,475

EXPENSES:                     Management fee--Note 3(a).........................          586,043
                              Shareholder servicing costs--Note 3(b)............          249,120
                              Registration fees.................................           43,201
                              Professional fees.................................           40,197
                              Custodian fees--Note 3(b).........................           24,037
                              Directors' fees and expenses--Note 3(c)...........           21,768
                              Prospectus and shareholders' reports..............           12,043
                              Loan commitment fees--Note 2......................              633
                              Miscellaneous.....................................           17,238
                                                                                      -----------
                                Total Expenses..................................                                994,280
                                                                                                            -----------

INVESTMENT INCOME--NET..........................................................                              1,223,195
                                                                                                            -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:
                              Net realized gain (loss) on investments and
                                foreign currency transactions:
                                   Long transactions...........................       $18,276,397
                                   Short sale transactions.....................          (196,174)
                              Net realized gain (loss) on forward currency
                                exchange contracts.............................           118,438
                              Net realized gain (loss) on financial futures:
                                   Long transactions...........................           450,229
                                   Short transactions..........................           (10,901)
                                                                                      -----------
                                      Net Realized Gain (Loss).................                              18,637,989
                              Net unrealized appreciation (depreciation) on
                                investments [including ($344,144) net unrealized
                                (depreciation) on financial futures]...........                               2,093,613
                                                                                                            -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS.........................                              20,731,602
                                                                                                            -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........................                             $21,954,797
                                                                                                            -----------
                                                                                                            -----------

                       See notes to financial statements.

Dreyfus Asset Allocation Fund, Inc.
------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                  Year Ended        Year Ended
                                                                                April 30, 1998    April 30, 1997
                                                                                --------------    --------------
OPERATIONS:
   Investment income--net.................................................       $  1,223,195      $  1,278,329
   Net realized gain (loss) on investments................................         18,637,989         3,602,948
   Net unrealized appreciation (depreciation) on investments..............          2,093,613         4,067,820
                                                                                 ------------      ------------
         Net Increase (Decrease) in Net Assets Resulting from Operations..         21,954,797         8,949,097
                                                                                 ------------      ------------

DIVIDENDS TO SHAREHOLDERS FROM:
   Investment income--net..................................................        (1,063,176)       (1,364,500)
   Net realized gain on investments.......................................        (15,907,775)       (2,536,364)
                                                                                 ------------      ------------
         Total Dividends..................................................        (16,970,951)       (3,900,864)
                                                                                 ------------      ------------

CAPITAL STOCK TRANSACTIONS:
   Net proceeds from shares sold..........................................         48,997,788        37,388,539
   Dividends reinvested...................................................         16,384,058         3,751,463
   Cost of shares redeemed................................................        (36,325,090)      (48,272,464)
                                                                                 ------------      ------------
         Increase (Decrease) in Net Assets from Capital Stock Transactions         29,056,756        (7,132,462)
                                                                                 ------------      ------------
            Total Increase (Decrease) in Net Assets.......................         34,040,602        (2,084,229)

NET ASSETS:
   Beginning of Period....................................................         60,855,726        62,939,955
                                                                                 ------------      ------------
   End of Period..........................................................       $ 94,896,328      $ 60,855,726
                                                                                 ------------      ------------
                                                                                 ------------      ------------
Undistributed investment income--net.......................................      $    432,228      $    272,209
                                                                                 ------------      ------------

                                                                                    Shares            Shares
                                                                                 ------------      ------------
CAPITAL SHARE TRANSACTIONS:
   Shares sold............................................................          3,100,069         2,577,794
   Shares issued for dividends reinvested.................................          1,167,787           272,042
   Shares redeemed........................................................         (2,287,416)       (3,370,046)
                                                                                 ------------      ------------
      Net Increase (Decrease) in Shares Outstanding.......................          1,980,440          (520,210)
                                                                                 ------------      ------------
                                                                                 ------------      ------------

                       See notes to financial statements.

Dreyfus Asset Allocation Fund, Inc.
------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                            Year Ended April 30,
                                                           ------------------------------------------------------
PER SHARE DATA:                                             1998       1997        1996        1995       1994(1)
                                                           ------     ------      ------      ------      -------
   Net asset value, beginning of period..............      $14.68     $13.49      $13.81      $12.49      $12.50
                                                           ------     ------      ------      ------      ------
   Investment Operations:
   Investment income--net............................         .24        .33         .32         .39         .24
   Net realized and unrealized gain (loss) on
     investments.....................................        4.40       1.83        1.70        1.35        (.11)
                                                           ------     ------      ------      ------      ------
   Total from Investment Operations..................        4.64       2.16        2.02        1.74         .13
                                                           ------     ------      ------      ------      ------
   Distributions:
   Dividends from investment income--net.............        (.24)      (.34)       (.38)       (.37)       (.13)
   Dividends from net realized gain on investments...       (3.59)      (.63)      (1.96)       (.05)       (.01)
                                                           ------     ------      ------      ------      ------
   Total Distributions...............................       (3.83)      (.97)      (2.34)       (.42)       (.14)
                                                           ------     ------      ------      ------      ------
   Net asset value, end of period....................      $15.49     $14.68      $13.49      $13.81      $12.49
                                                           ------     ------      ------      ------      ------
                                                           ------     ------      ------      ------      ------
TOTAL INVESTMENT RETURN..............................       34.33%     16.49%      15.67%      14.22%        .99%(2)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets...........        1.27%      1.31%       1.25%        .67%        .16%(2)
   Ratio of net investment income to average net
     assets..........................................        1.57%      2.12%       2.16%       3.00%       2.48%(2)
   Decrease reflected in above expense ratios
      due to undertakings by the Manager.............         --         --          .27%       1.27%       1.58%(2)
   Portfolio Turnover Rate...........................      262.74%    223.50%     370.06%     160.11%       --
   Net Assets, end of period (000's Omitted).........     $94,896    $60,856     $62,940     $56,639     $51,063

------------------
(1) From July 1, 1993 (commencement of operations) to April 30, 1994.
(2) Not annualized.

                       See notes to financial statements.

Dreyfus Asset Allocation Fund, Inc.
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

   Dreyfus Asset Allocation Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

   (b) Foreign currency transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

   (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

   (d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

   (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

Dreyfus Asset Allocation Fund, Inc.
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2--Bank Line of Credit:

   The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 1998, the Fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

   (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly.

   (b) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution, or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1998, the Fund was charged $195,348 pursuant to the Shareholder Services Plan.

   The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended April 30, 1998, the Fund was charged $41,063 pursuant to the transfer agency agreement.

   The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended April 30, 1998, the Fund was charged $24,037 pursuant to the custody agreement.

   (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

   (a) The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, forward currency exchange contracts and financial futures, during the period ended April 30, 1998:

                                                                    Purchases               Sales
                                                                  ------------           ------------
   Long transactions.......................................       $217,387,986           $205,010,205
   Short sale transactions.................................          1,588,777              1,392,603
                                                                  ------------           ------------
       Total...............................................       $218,976,763           $206,402,808
                                                                  ============           ============

Dreyfus Asset Allocation Fund, Inc.
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)


   The Fund is engaged in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain daily, a segregated account with a broker and custodian, of cash and/or U.S. Government securities sufficient to cover its short position. At April 30, 1998, there were no securities sold short outstanding.

   The following summarizes open forward currency exchange contracts at April 30, 1998:

                                                 Foreign Currency                                    Unrealized
Forward Currency Exchange Contracts                   Amount         Proceeds           Value       Appreciation
---------------------------------                 ---------------   -----------      -----------    -------------
Sales:
-----
   Japanese Yen, expiring 5/18/98..............     390,000,000     $3,064,712       $2,944,007       $ 120,705
                                                                                                      ---------
                                                                                                      ---------

   The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.

   The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at April 30, 1998 are set forth in the Statement of Financial Futures.

   (b) At April 30, 1998, accumulated net unrealized appreciation on investments, forward currency exchange contracts and financial futures was $7,342,984, consisting of $8,977,338 gross unrealized appreciation and $1,634,354 gross unrealized depreciation.

   At April 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Asset Allocation Fund, Inc.
------------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors

Shareholders and Board of Directors
Dreyfus Asset Allocation Fund, Inc.

   We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Asset Allocation Fund, Inc., as of April 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held as of April 30, 1998 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Asset Allocation Fund, Inc. at April 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                             ERNST & YOUNG LLP

New York, New York
June 3, 1998

Dreyfus Asset Allocation Fund, Inc.
------------------------------------------------------------------------------
Important Tax Information (Unaudited)

   For Federal tax purposes the Fund hereby designates $.7620 per share as a long-term capital gain distribution (of which 25.39% is subject to the 20% maximum Federal tax rate) of the $3.831 per share paid on December 11, 1997.

   The Fund also designates 5.80% of the ordinary dividends paid during the fiscal year ended April 30, 1998 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 1999 of the percentage applicable to the preparation of their 1998 income tax returns.

Dreyfus Asset Allocation Fund, Inc.
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Printed in U.S.A.                      550AR984